UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  June 6, 2012

THE SHERIDAN GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-110441	52-1659314
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11311 McCormick Road, Suite 260, Hunt Valley, Maryland  21031-1437
(Address of Principal Executive Offices) (Zip Code)

(410) 785-7277
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 6, 2012, The Sheridan Group, Inc. (the “Company”) and Bank of America, N. A. entered into the First Amendment to Third Amended and Restated Credit Agreement (the “Amendment”). The Amendment amends the Third Amended and Restated Credit Agreement between the Company and Bank of America, N. A., as lender and administrative agent, to extend the scheduled maturity date of the credit agreement to October 15, 2013.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1.a	First Amendment to Third Amended and Restated Credit Agreement, dated as of June 6, 2012, between The Sheridan Group, Inc. and Bank of America, N.A., as lender and administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERIDAN GROUP, INC.

Date:	June 7, 2012	By:	/s/ Robert M. Jakobe
		Name:	Robert M. Jakobe
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX:

Exhibit	Description
10.1.a	First Amendment to Third Amended and Restated Credit Agreement, dated as of June 6, 2012, between The Sheridan Group, Inc. and Bank of America, N.A., as lender and administrative agent.